Risk Report - Credit Risk Management - IFRS 9 6 Russia total exposure and allowance for credit losses by stages - Parenthetical information (Detail: Text Values) - EUR (€) € in Millions	Dec. 31, 2023	Dec. 31, 2022
Exposure to Russia [Abstract]
Overnight deposits with the Central Bank of Russia	€ 600	€ 800
Allowance for country risk related to Russia	3	11
Total Group exposure to Russia	1,200	1,700
Group total loan exposure to Russia, gross	500	800
Additional undrawn loan commitments to Russia	€ 26	€ 78